UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2001
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                                 INFRACOR, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Virginia                      001-11186               54-1414643
           --------                      ---------               ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


         7400 Beaufont Springs Drive, Suite 415 Richmond, Virginia 23225
         ---------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (804) 272-6600
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On November 6, 2001, the registrant issued a press release announcing that it had signed a non-binding letter of intent with a North Carolina company to acquire the company's business as described in the press release. The text of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  99.1    Press Release, dated November 6, 2001.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 INFRACOR, INC.



                                 By:     /s/ Warren E. Beam, Jr.
                                     ---------------------------------
                                          Secretary






November 6, 2001

                                  EXHIBIT INDEX


Number            Description of Exhibit
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99.1              Press Release, dated November 6, 2001.